EXHIBIT 10.31

                           AMENDMENT TO LOAN AGREEMENT


      THIS AMENDMENT TO LOAN AGREEMENT ("AMENDMENT") dated as of August 31, 1999 (the "AMENDMENT EFFECTIVE DATE") is made and entered into by and between EVANS SYSTEMS, INC., a Texas corporation (the "BORROWER") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("LENDER"), a national banking association.

RECITALS:

      WHEREAS, the Borrower and the Lender are parties to a Loan Agreement dated as of August 30, 1996, as heretofore amended (the "LOAN AGREEMENT"); and

      WHEREAS, the Borrower executed and delivered to the Lender the Note (as defined in the Loan Agreement); and

      WHEREAS, the Borrower and the Lender have agreed, on the terms and conditions herein set forth, that the Loan Agreement and the Note be amended in certain respects;

      NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS AGREED:

      SECTION 1. DEFINITIONS. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

      SECTION 2. AMENDMENTS TO THE LOAN AGREEMENT. On and after the Amendment Effective Date, PARAGRAPH 2(D) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (d) On the earlier of February 28, 2000 or the date that the Facility Debt shall have been paid in full, pay to Lender a fee in the amount of $506,250.00 and, in addition to and cumulative of the foregoing, on the earlier of February 28, 2000 or the date that the Facility Debt shall have been paid in full, pay to Lender fees accruing as follows (if the Facility Debt shall be paid in full prior to the applicable accrual date, the indicated fee for such date shall not become payable):

            ACCRUAL DATE                              FEE

            September 30, 1999                        $6,250.00
            October 31, 1999                          $6,250.00
            November 30, 1999                         $6,250.00
            December 31, 1999                         $256,250.00
            January 31, 2000                          $9,375.00
            February 28, 2000                         $9,375.00

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      SECTION 3. LIMITATIONS. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Credit Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Agreement, the Credit Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Credit Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling. The representations and warranties made in each Credit Document are true and correct in all material respects on and as of the Amendment Effective Date.

      SECTION 4. PAYMENT OF EXPENSES. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Lender harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Lender, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Credit Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

      SECTION 5. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

      SECTION 6. DESCRIPTIVE HEADINGS, ETC. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      SECTION 7. ENTIRE AGREEMENT. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

      SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

      SECTION 9. AMENDED DEFINITIONS. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term
(i) "Agreement" shall mean the Loan Agreement as amended

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by this Amendment, and (ii) references to any and all other Credit Documents shall mean such documents as amended as contemplated hereby.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODES ss 26.02

      THIS AMENDMENT AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                    EVANS SYSTEMS, INC.,
                                    a Texas corporation


                                    By: /s/ J.L. EVANS, SR.
                                    Name:   J.L. EVANS, SR.
                                    Title:  PRESIDENT

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                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION, a national banking
                                    association


                                    By: /s/ JAMES A. FLYNN
                                    Name:   JAMES A. FLYNN
                                    Title:  VICE PRESIDENT

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      The undersigned hereby join in the execution of this Amendment to evidence their consent hereto and their acknowledgment that the Credit Documents executed by the undersigned shall continue to apply to the Loan Agreement, as amended hereby.

                                    WAY ENERGY SYSTEMS, INC.,
                                    a Delaware corporation


                                    By: /s/ J.L. EVANS, SR.
                                    Name:   J.L. EVANS, SR.
                                    Title:  PRESIDENT



                                    DIAMOND MINI MART, INC.,
                                    a Texas corporation


                                    By: /s/ J.L. EVANS, SR.
                                    Name    J.L. EVANS, SR.
                                    Title:  PRESIDENT




                                    EDCO, INC.,
                                    a Texas corporation


                                    By: /s/ J.L. EVANS, SR.
                                    Name    J.L. EVANS, SR.
                                    Title:  PRESIDENT

                                    EVANS OIL COMPANY, INC.,
                                    a Texas corporation


                                    By: /s/ J.L. EVANS, SR.
                                    Name    J.L. EVANS, SR.
                                    Title:  PRESIDENT

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                                    EDCO ENVIRONMENTAL SYSTEMS, INC.,
                                    a Texas corporation


                                    By: /s/ J.L. EVANS, SR.
                                    Name    J.L. EVANS, SR.
                                    Title:  PRESIDENT




                                    IN & OUT MINI MART, INC.,
                                    a Texas corporation


                                    By: /s/ J.L. EVANS, SR.
                                    Name    J.L. EVANS, SR.
                                    Title:  PRESIDENT

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